(Lepercq-Istel Fund Logo)

ANNUAL
REPORT

December 31, 1999

LEPERCQ-ISTEL FUND

FEBRUARY 20, 2000

DEAR SHAREHOLDERS:

We are pleased to report to you the performance of your Fund for the fourth quarter and for the full year 1999. For comparative purposes, we have also provided performance information for some relevant benchmarks.

                                         FOURTH QUARTER 1999   YEAR ENDED 1999
                                         -------------------   ---------------
       Lepercq-Istel Fund                       34.12%              30.48%
       Lipper Multicap Core Average             17.95%              22.45%
       Standard & Poor's 500 Index              14.88%              21.04%

REVIEW OF 1999
The U.S. economy continued its outstanding performance with strong growth, a ramp up in productivity and contained inflation. However, during the year the Federal Reserve initiated a program of monetary tightening to induce a moderation of growth from what it viewed as unsustainable levels.

While most U.S. stock indices showed nice gains in 1999, there was, if anything, an increase in the dichotomy of the market last year. While the S&P 500 Index gained 21% for the year, the average return for components of the index was just 14% and fully 50% of the index lost value. However, in 1999 there was an enormous change from recent years in the demarcation between the winners and losers. What had been a dividing line between large capitalization stocks and small capitalization stocks became a separation of the "new economy" players from everybody else.

The very performance of the economy has served to drive home the point that there is an incredible transformation going on in the U.S. economy. Information and communications technology with its offspring - the internet - are driving a conversion of the U.S. economy to an electronic- and communications-based business platform. The velocity of the conversion is being propelled by the awareness that this e-platform brings about immense gains in productivity and also by the realization that if a business does not change, there are many new players quite willing to take its place. The beneficiaries of this business conversion to the e-platform are the new economy companies.

OUR CURRENT OUTLOOK
The immense changes that we are witnessing are likely to continue for a long time. Many of these new economy players are fast-growing, young companies which connotes a certain higher volatility of their stock prices and a greater need for our nimbleness. One area that will require close monitoring is the impact of Federal Reserve policy on business momentum. In its recent statements, the Federal Reserve indicated it is including the targeting of stock market gains in its monetary policy noting the important role these gains have played in stimulating demand and driving business investment.

Thank you for your continued support.

Sincerely,

/s/ Tsering Ngudu                /s/ Jerry Getsos

Tsering Ngudu                    Jerry Getsos
President and Portfolio Manager  Executive Vice President and Portfolio Manager

           Past performance is not predictive of future performance.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN LEPERCQ-ISTEL FUND AND THE S&P 500

                                     1 YEAR
                    DATE     LEPERCQ-ISTEL FUND    S&P 500
                    12/98          10,000           10,000
                    3/99            9,834           10,498
                    6/99           10,392           11,238
                    9/99            9,729           10,537
                    12/99          13,048           12,105

                                    5 YEARS
                    DATE     LEPERCQ-ISTEL FUND    S&P 500
                    12/94          10,000           10,000
                    6/95           11,784           12,021
                    12/95          12,709           13,758
                    6/96           14,387           15,148
                    12/96          16,047           16,917
                    6/97           15,793           20,403
                    12/97          17,482           22,562
                    6/98           19,766           26,558
                    12/98          20,172           29,009
                    6/99           20,962           32,600
                    12/99          26,320           35,114

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      for Periods Ended December 31, 1999
                         ONE YEAR                 30.48
                         FIVE YEARS               21.35
                         TEN YEARS                12.60

                                    10 YEARS
                    DATE     LEPERCQ-ISTEL FUND    S&P 500
                    12/89          10,000           10,000
                    12/90           9,331            9,690
                    12/91          10,946           12,643
                    12/92          11,545           13,606
                    12/93          13,109           14,977
                    1/94           12,451           15,175
                    12/95          15,824           20,878
                    12/96          19,980           25,671
                    12/97          21,768           34,235
                    12/98          25,116           44,020
                    12/99          32,771           53,282

Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

NUMBER OF                                                           MARKET
 SHARES                                                              VALUE
---------                                                            -----
             COMMON STOCKS - 87.85%

             BANKS - 6.61%
    40,000   The Bank of New York
               Company, Inc.                                      $ 1,600,000
    14,000   The Chase Manhattan
               Corporation                                          1,087,625
                                                                  -----------
                                                                    2,687,625
                                                                  -----------
             CHEMICALS - 3.68%
    10,001   du Pont (E.I.) de
               Nemours                                                658,816
    22,000   Great Lakes Chemical
               Corporation                                            840,125
                                                                  -----------
                                                                    1,498,941
                                                                  -----------
             COMMUNICATIONS - 6.75%
     5,000   Cisco Systems, Inc.*<F1>                                 535,625
    15,000   Motorola, Inc.                                         2,208,750
                                                                  -----------
                                                                    2,744,375
                                                                  -----------
             COMPUTERS - 3.76%
    30,000   Dell Computer
               Corporation*<F1>                                     1,530,000
                                                                  -----------
             HEALTH CARE - 5.96%
    15,000   Bausch & Lomb
               Incorporated                                         1,026,562
    15,000   Johnson & Johnson                                      1,396,875
                                                                  -----------
                                                                    2,423,437
                                                                  -----------
             INTERNET - 20.92%
    10,000   CMGI Inc.*<F1>                                         2,768,750
     4,500   eBay Inc.*<F1>                                           563,344
    13,000   Exodus
               Communications,
               Inc.*<F1>                                            1,154,562
    17,000   StarMedia
               Network, Inc.*<F1>                                     681,063
     7,722   Yahoo! Inc.*<F1>                                       3,341,213
                                                                  -----------
                                                                    8,508,932
                                                                  -----------
             MEDIA - 5.03%
    32,000   CBS Corporation*<F1>                                   2,046,000
                                                                  -----------
             OIL & GAS - 3.88%
    24,567   Conoco Inc. - Class B                                    611,104
   125,000   Ocean Energy Inc.*<F1>                                   968,750
                                                                  -----------
                                                                    1,579,854
                                                                  -----------
             PHARMACEUTICALS - 2.76%
    25,000   Pharmacia &
               Upjohn, Inc.                                         1,125,000
                                                                  -----------
             SEMICONDUCTORS - 1.82%
     9,000   Intel Corporation                                        740,813
                                                                  -----------
             SOFTWARE - 7.82%
     5,000   Microsoft Corporation*<F1>                               583,750
    65,000   Novell, Inc.*<F1>                                      2,595,937
                                                                  -----------
                                                                    3,179,687
                                                                  -----------
             TELEPHONE - 9.42%
    25,000   AT&T Corp.                                             1,268,750
    51,250   Global Crossing Ltd.*<F1>                              2,562,500
                                                                  -----------
                                                                    3,831,250
                                                                  -----------
             INTERNATIONAL EQUITIES - 9.44%
    50,000   Ispat International NV                                   806,250
    20,000   Nortel Networks
               Corporation                                          2,020,000
     8,000   Siemens AG                                             1,012,730
                                                                  -----------
                                                                    3,838,980
                                                                  -----------
             TOTAL COMMON STOCKS
               (COST $22,775,231)                                  35,734,894
                                                                  -----------

PRINCIPAL
 AMOUNT
---------
             U.S. TREASURIES - 11.50%
$3,200,000   U.S. Treasury Bill,
               due 1/13/00                                          3,194,715
 1,500,000   U.S. Treasury Bill,
               due 3/16/00                                          1,484,518
                                                                  -----------
             Total U.S. Treasuries
               (Cost $4,678,839)                                    4,679,233
                                                                  -----------
             VARIABLE RATE
               DEMAND NOTES#<F2> - 1.10%
   357,228   Pitney Bowes Credit
               Corporation,
               6.0950%                                                357,228
    88,472   Sara Lee Corporation,
               6.0900%                                                 88,472
                                                                  -----------
             Total Variable Rate
               Demand Notes
               (Cost $445,700)                                        445,700
                                                                  -----------
             Total Investments -
               100.45%
               (Cost $27,899,770)                                  40,859,827
                                                                  -----------
             Liabilities, less Other
               Assets - (0.45%)                                      (184,913)
                                                                  -----------
             NET
               ASSETS - 100.00%                                   $40,674,914
                                                                  -----------
                                                                  -----------

 *<F1>  Non-income producing security.
 #<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate is as of December 31, 1999.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
   Investments, at market  value
     (cost $27,899,770)                                           $40,859,827
   Dividends and interest
     receivable                                                        22,847
   Capital shares sold                                                 62,114
   Cash                                                                   645
   Other assets                                                        16,400
                                                                  -----------
   Total Assets                                                    40,961,833
                                                                  -----------

LIABILITIES:
   Payable to adviser                                                  64,631
   Capital shares redeemed                                            156,010
   Accrued expenses and
     other liabilities                                                 66,278
                                                                  -----------
   Total Liabilities                                                  286,919
                                                                  -----------

NET ASSETS                                                        $40,674,914
                                                                  -----------
                                                                  -----------

NET ASSETS CONSIST OF:
   Capital stock                                                  $33,985,360
   Accumulated undistributed
     net realized loss on
     investments                                                   (6,270,503)
   Net unrealized appreciation
   on investments                                                  12,960,057
                                                                  -----------
   Total Net Assets                                               $40,674,914
                                                                  -----------
                                                                  -----------
   Shares outstanding
     (unlimited shares of $1.00
     par value authorized)                                          1,590,468

   Net Asset Value (offering
     and redemption price)                                             $25.57
                                                                       ------
                                                                       ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
   Dividend income (net of taxes
      withheld of $1,409)                                         $   217,704
   Interest income                                                    248,243
   Other income                                                         1,555
                                                                  -----------
   Total income                                                       467,502
                                                                  -----------

EXPENSES:
   Investment advisory fee                                            246,995
   Administration fee                                                  43,967
   Professional fees                                                   42,366
   Shareholder servicing fees
      and expense                                                      34,113
   Fund accounting fee                                                 22,491
   Trustee fees and expenses                                           20,510
   Federal and state registration                                      16,425
   Custody fees                                                         7,300
   Other                                                                5,213
   Reports to shareholders                                              5,168
                                                                  -----------
   Total expenses                                                     444,548
                                                                  -----------

NET INVESTMENT INCOME                                                  22,954
                                                                  -----------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
   Net realized loss
      on investments                                               (6,264,856)
   Change in unrealized
      appreciation on
      investments                                                  15,715,108
                                                                  -----------
   Net realized and unrealized
      gain on investments                                           9,450,252
                                                                  -----------

NET INCREASE IN
   NET ASSETS RESULTING
   FROM OPERATIONS                                                $ 9,473,206
                                                                  -----------
                                                                  -----------

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                YEAR ENDED        YEAR ENDED
                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                            -----------------  -----------------
OPERATIONS:
  Net investment income (loss)                 $    22,954        $  (122,592)
  Net realized gain (loss) on investments       (6,264,856)         3,024,353
  Change in unrealized appreciation or
     depreciation on investments                15,715,108          1,385,309
                                               -----------        -----------
  Net increase in net assets
     resulting from operations                   9,473,206          4,287,070
                                               -----------        -----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                            (26,007)                --
  Net realized gain on investments                (536,960)        (3,246,117)
                                               -----------        -----------
  Total dividends and distributions               (562,967)        (3,246,117)
                                               -----------        -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares subscribed                2,454,920          2,654,631
  Shares issued to holders in
     reinvestment of dividends                     269,914          2,487,870
  Cost of shares redeemed                       (3,773,448)        (1,819,378)
                                               -----------        -----------
  Net increase (decrease) in net assets
     from capital share transactions            (1,048,614)         3,323,123
                                               -----------        -----------
TOTAL INCREASE IN NET ASSETS                     7,861,625          4,364,076
                                               -----------        -----------

NET ASSETS:
  Beginning of year                             32,813,289         28,449,213
                                               -----------        -----------
  End of year (including undistributed
  net investment income of $0 and $0,
  respectively)                                $40,674,914        $32,813,289
                                               -----------        -----------
                                               -----------        -----------

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                     1999           1998             1997            1996             1995
                                                     ----           ----             ----            ----             ----
PER SHARE DATA:
Net asset value, beginning of year                  $19.91          $19.21          $19.03          $15.83           $13.17
                                                    ------          ------          ------          ------           ------
Income from investment operations:
  Net investment income (loss)                        0.02           (0.07)(1)<F3>   (0.07)(1)<F3>   (0.11)(1)<F3>     0.14(1)<F3>
  Net realized and unrealized gains on securities     6.01            2.90            1.69            4.26             3.42
                                                    ------          ------          ------          ------           ------
  Total from investment operations                    6.03            2.83            1.62            4.15             3.56
                                                    ------          ------          ------          ------           ------

Less distributions:
  Dividends from net investment income               (0.02)             --              --              --            (0.13)
  Distributions from capital gains                   (0.35)          (2.13)          (1.44)          (0.95)           (0.77)
                                                    ------          ------          ------          ------           ------
  Total distributions                                (0.37)          (2.13)          (1.44)          (0.95)           (0.90)
                                                    ------          ------          ------          ------           ------
Net asset value, end of year                        $25.57          $19.91          $19.21          $19.03           $15.83
                                                    ------          ------          ------          ------           ------
                                                    ------          ------          ------          ------           ------

Total return                                         30.5%           15.4%            9.0%           26.3%            27.1%

Supplemental data and ratios:
  Net assets, in millions, end of year               $40.7           $32.8           $28.4           $24.2            $20.2
  Ratio of expenses to average net assets            1.35%           1.48%           1.51%           1.65%(2)<F4>     1.50%
  Ratio of net investment income (loss)
    to average net assets                            0.07%         (0.40)%         (0.40)%         (0.65)%(2)<F4>     0.89%
  Portfolio turnover rate                           95.70%          83.06%          71.20%          54.13%           59.72%

(1)<F3> Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(2)<F4> Without voluntary expense reimbursements of $13,000 for the year ended December 31, 1996, the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

   Lepercq-Istel Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc. On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

   a) Investment Valuation--Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

   b) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. As a result of permanent book-to-tax differences, accumulated undistributed net investment loss has been decreased by $3,053, and accumulated undistributed net realized loss on investments has been decreased by $2,840, resulting in a net reclassification adjustment to decrease capital stock by $5,893.

        The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $6,270,503 which will expire on December 31, 2007.

   c) Distributions to Shareholders--Dividends from net investment income and net realized capital gains, if any, are declared at least annually.
        For the year ended December 31, 1999, the Fund declared and paid a long-term capital gain distribution in the amount of $411,516.

   d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts on securities purchased are amortized over the life of the respective security.

2. AGREEMENTS

   The Fund has entered into an investment advisory agreement with Lepercq, de Neuflize & Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.

   For the year ended December 31, 1999, the Fund paid Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser, $16,240 of brokerage commissions.

   Firstar Mutual Fund Services, LLC serves as the Fund's transfer agent, administrator and accounting services agent. Firstar Bank, N.A. serves as the Fund's custodian.

   The Board of Trustees, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Shareholder Servicing Plan. Pursuant to the Distribution Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. The Fund did not incur any expense pursuant to the Plans for the year ended December 31, 1999.

3. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED            YEAR ENDED
                                        DECEMBER 31, 1999    DECEMBER 31, 1998
                                        -----------------    -----------------
   Shares subscribed                        111,457               127,807
   Shares issued to holders in
      reinvestment of dividends              11,730               132,263
   Shares redeemed                         (180,996)              (92,811)
                                           --------              --------
   Net increase (decrease)                  (57,809)              167,259
                                           --------              --------
                                           --------              --------

4. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended December 31, 1999, were as follows:

                                     U.S. GOVERNMENT               OTHER
                                     ---------------               -----
   Purchases                                --                  $26,737,122
   Sales                                    --                   28,879,899

   At December 31, 1999, gross unrealized appreciation and depreciation of investments for federal income-tax purposes were as follows:

   Appreciation                                            $13,579,700
   (Depreciation)                                             (619,643)
                                                           -----------
   Net unrealized appreciation on investments              $12,960,057
                                                           -----------
                                                           -----------

   At December 31, 1999, the cost of investments for federal income-tax purposes was $27,899,770.

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
LEPERCQ-ISTEL TRUST:

We have audited the accompanying statement of assets and liabilities of Lepercq-Istel Fund (the "Fund"), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
February 4, 2000

TRUSTEES

+<F6> Bruno Desforges              Chairman of the Board, Lepercq-Istel Trust;
                                     Managing Director, Lepercq, de Neuflize &
                                     Co. Incorporated; Director and Chairman of the Board, Lepercq, de Neuflize Securities Inc.

      Stanley A. Deitch            Principal, CPI Associates, Inc., Member,
                                     American Institute of CPA's.

+<F6> Francois Letaconnoux         Director, President and Chief Executive
                                     Officer, Lepercq Inc., Lepercq, de Neuflize
                                     & Co. Incorporated and Lepercq, de Neuflize
                                     Securities Inc.

      Jean-Louis Milin             Managing Director, Banque de Neuflize,
                                     Schlumberger, Mallet, Demachy

*<F5> Marvin Schiller, Ph.D.       Director, Tutor Time Learning Systems, Inc.;
                                   General Partner, Reprise Capital Corp.

*<F5> Franz Skryanz                Financial Consultant

      Marie-Monique Steckel        Consultant; Director, Microcard Technologies
                                     Inc.; Director, GlobeCast North America
                                     Inc.; Director, C&P Press, Inc.

      Dennis Tarzian               President and Chief Executive Officer, New
                                     Century Education Corp.; Director, National
                                     Registered Agents, Inc.

+<F6> Jean-Michel Terrein          Managing Director, Lepercq Corporation
                                     Management Ltd.

*<F5>  Member of Audit, Ethics and Nominating Committees
+<F6>  Interested Trustees

OFFICERS
   Tsering Ngudu                     President
   Jerry Getsos                      Executive Vice President
   Peter Hartnedy                    Secretary and Treasurer

   Investment Adviser                Lepercq, de Neuflize & Co. Incorporated,
                                     New York
   Underwriter and Distributor       Lepercq, de Neuflize Securities Inc., New
                                     York
   Dividend Paying Agent,
   Transfer Agent, Administrator
   and Fund Accountant               Firstar Mutual Fund Services, LLC,
                                     Milwaukee
   Custodian                         Firstar Bank, N.A., Milwaukee
   Legal Counsel                     Battle Fowler LLP, New York
   Independent Auditors              KPMG LLP, Chicago

(Lepercq-Istel Fund Logo)

1675 Broadway, New York, N.Y. 10019
Telephone:(212) 698-0749
Shareholder Services: (800) 497-1411

This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.